SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2001

eLOYALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27975 (Commission File Number)	36-4304577 (IRS Employer Identification No.)

150 North Field Drive, Suite 250, Lake Forest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)

Registrant's telephone number, including area code:  (847) 582-7000

SIGNATURES
EXHIBIT INDEX
Press Release

Item 5. Other Events

     On December 17, 2001, eLoyalty Corporation announced that it entered into a $15 million credit facility with LaSalle Bank, N.A., a member of the ABN AMRO group. This new credit facility replaces eLoyalty’s current $10 million credit facility which expires this month. Subject to customary conditions, the new facility will be funded by the end of December 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit No.	Exhibit

99.1	Press release of eLoyalty Corporation issued December 17, 2001

1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: December 18, 2001	By:	/s/ Timothy J. Cunningham Timothy J. Cunningham Senior Vice President and Chief Financial Officer

1

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release of eLoyalty Corporation issued December 17, 2001

2